                                                                    Exhibit 10.4


Parties THIS LEASE, dated the 15th day of August 1984 Between THE BUILDING CENTER, INC., having its principal place of business at Route 130 & Maple Stream Road, East Windsor, New Jersey 08520 hereinafter referred to as the Landlord, and NEW AMERICA NETWORK, and/or its affiliates, having its principal place of business at Route 130 & Maple Stream Rd., East Windsor, New Jersey 08520 hereinafter referred to as the Tenant,

                             WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Towhsnip of East Windsor, County of Mercer and State of New Jersey being a portion of a building located at Route 130 & Maple Stream Road, and, being more particularly knows and described at Building #4.

Premises

Term                         The term of this demise shall be for Five
                             (5) years beginning September 1, 1984 and ending August 31, 1989. The rent for the demised terms shall be Two Hundred Twenty-eight Thousand Dollars ----------- ($228,000.00), which shall accrue at the yearly rate of

                             September 1, 1984 through August 31, 1987
                             (@ $42,000.00/year                     $126,000.00
                             September 1, 1987 through August 31, 1988
                             $48,000.00
                             September 1, 1988 through August 31, 1989
                             $ 54,000.00
                             The said rent is to be payable monthly
                             in advance on the first day of each calendar month for the term hereof, in installments as follows:

Payment of Rent              $3,500.00 per month, on the 1st. day of each and
                             every month from September 1, 1984 through August
                             31, 1987. $4,000.00 per month on the 1st. day of each and every month from September 1, 1987 through August 31, 1988. $4,500.00 per month on the 1st.
                             day of each and every month from September 1, 1988 through August 31, 1989. at the office of The
                             Building Center, Inc. Route 130 & Maple Stream Rd.,
                             East Windsor, or as may be otherwise directed by the Landlord in writing.

                             THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS

Peaceful
Possession                   First. --The Landlord covenants that, the Tenant,
                             on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

                             Second. --The Tenant convents and agrees to use the demised premises as a business office Purpose and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

Default in Payment of Rent   Third. --The Tenant shall, without any previous
                             demand therefor, pay to the Landlord, or its
                             agent, the said rent at the times and in the
                             manner above provided.  In the event of the
Abandonment of               non-payment of said rent, or any installment
Premises                     thereof, at the times and in the manner above
                             provided, and if the same shall remain in default
Re-entry and                 for ten days after becoming due, or if the Tenant
Reletting by                 shall be dispossessed for non-payment of rent,
Landlord                     or if the leased premises shall be deserted or
                             vacated, the Landlord or its agents shall have
Tenant Liable                the right to and may enter the said premises as
Deficiency                   the agent of the Tenant, either by force or
                             otherwise, without being liable for any
Lien of Landlord             prosecution of damages therefor, and may relet
Secure                       the premises as the agent of the Tenant, and
                             receive the rent therefor, upon such terms as shall
                             be satisfactory to the Landlord, and all rights
                             of the Tenant to repossess the premises under
Performance                  this lease shall be forfeited.  Such re-entry by
Attorney's Fees              the Landlord shall not operate to release the
                             Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting.

                             The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and              Fourth -- The Tenant shall not sub-let the demised
Assignment                   premises nor any portion thereof, nor shall this
                             lease be assigned by the Tenant without the prior
Condition of                 written consent of the Landlord endorsed hereon.
Premises, Repairs

                             Fifth -- The Tenant has examined the demised
                             premises, and accepts them in their present
                             condition (except as otherwise expressly provided
Condition of                 herein) and without any representations on the
Premises,                    part of the Landlord or its agents as to the
Repairs                      present or future condition of the said premises.
                             The Tenant shall keep the demised premises in
Alterations and              good condition, and shall redecorate, paint
Improvements                 and renovate the said premises as may be necessary
                             to keep them in repair and good appearance.  The
Sanitation,                  Tenant shall quit and surrender the premises at
Inflammable                  the end of the demised term in as good condition
Materials                    as the reasonable use thereof will permit.  The
                             Tenant shall not make any alterations, additions,
Sidewalks                    or improvements to said premises without the
                             prior written consent of the Landlord. All erections, alterations, additions, and _________ in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

Mechanics'                   Sixth -- In the event that any mechanics' lien is
Liens                        filed against the premises as a result of
                             alterations, additions or improvements made by the Tenant, the

                             Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass Seventh -- The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

Liability of                 Eighth -- The Landlord shall not be responsible
Landlord                     for the loss of or damage to property, or injury to
                             persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

Services and                 Ninth - Utilities and services furnished to the
Utilities                    demised premises for the benefit of the Tenant
                             shall be provided and paid for as follows:  water
                             by the      ; gas by the               ;
                             electricity by the         ; heat by the        ;
                             refrigeration by the        ; hot water by the    .

                             See #29 below

                             The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

Right to Inspect             Tenth -- The Landlord, or its agents, shall have
and Exhibit                  the right to enter the demised premises at
                             reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by Fire,              Eleventh -- In the event of the destruction of the
Explosion, The               demised premises or the building containing the
Elements or                  said premises by fire, explosion, the elements or
Otherwise                    otherwise during the term hereby created, or
                             previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cause and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation of               Twelfth -- The Tenant agrees to observe and
Laws; Ordinances,            comply with all laws, ordinances, rules and
Rules and                    regulations of the Federal, State, County and
Regulations                  Municipal authorities applicable to the business to
                             be conducted by the Tenant in the demised premises.
                             The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire
                             Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the

                             Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs Thirteenth -- No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination to             Fourteenth -- This lease is subject and is hereby
Mortgages and                subordinated to all present and future mortgages,
Deeds of Trust               deeds of trust and other encumbrances affecting the
                             demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Sale of Premises             Fifteenth -- In the event of the sale by the
                             Landlord of the demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

Rules and                    Sixteenth -- The rules and regulations regarding
Regulations of               the demised premises, affixed to this lease, if
Landlord                     any, as well as any other and further reasonable
                             rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The
                             Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of                 Seventeenth -- In case of violation by the Tenant
Covenants,                   of any of the covenants, agreements and conditions
                             of this

Forfeiture of                lease, or of the rules and regulations now or
Lease, Re-entry              hereafter to be reasonably established by the
by Landlord                  Landlord, and upon failure to discontinue such
                             violation within ten days after notice thereof
                             given to the Tenant, this lease shall thenceforth,
                             at the option of the Landlord, become null and
Non-Waiver                   void, and the Landlord may re-enter without
of Breach                    further notice or demand.  The rent in such case
                             shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

Notices Eighteenth -- All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy,                  Nineteenth -- It is further agreed that if at
Insolvency,                  any time during the term of this lease the Tenant
Assignment for               shall make any assignment for the benefit of
Benefit of                   creditors, or be decreed insolvent or bankrupt
Creditors                    according to law, or if a receiver shall be
                             appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over                 Twentieth -- In the event that the Tenant shall
by Tenant                    remain in the demised premises after the
                             expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Eminent Domain,              Twenty-first -- If the property or any part thereof
Condemnation                 wherein the demised premises are located shall
                             be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security Twenty-second -- The Tenant has this day deposited with the Landlord the sum of $---------- as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

Arbitration                  Twenty-third -- Any dispute arising under this
                             lease shall be settled by arbitration. Then
                             Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery of                  Twenty-fourth -- No rights are to be conferred
Lease                        upon the Tenant until this lease has been signed
                             by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

Lease Provisions             Twenty-fifth -- The foregoing rights and remedies
Not Exclusive                are not intended to be exclusive but as additional
                             to all rights, and remedies the Landlord would otherwise have by law.

Lease Binding                Twenty-sixth -- All of the terms, covenants and
on Heirs,                    conditions of this lease shall inure to the
Successors, Etc.             benefit of and be binding upon the respective
                             heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

                             Twenty-seventh -- This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                             Twenty-eighth -- This instrument may not be changed orally.

                             Twenty-ninth: Utilities shall be provided for by the Landlord, including electricity, gas, water, sewer, garbage collection, parking lot maintenance etc., to the extent of Six Thousand Dollars ($6,000.00) per year. Any costs for the provision of these services in excess of said amount shall be borne by the Tenant, after an accounting has been made to the Tenant by the

                             Landlord justifying the expenditure of said Six Thousand Dollars ($6,000.00).

                  IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

                                        The Building Center, Inc.

                                        /s/  Gerald C. Finn
                                        ----------------------------------(SEAL)
Witness:                                Gerald C. Finn, Landlord Pres.

[Signature illegible]

-----------------------------           ----------------------------------
                                        New America Network

[Signature illegible]

-----------------------------           By /s/  Matthew C. Arnold         (SEAL)
                                        ----------------------------------
                                        Matthew C. Arnold, V.P., Tenant

                                   GUARANTY

         In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:--------------------                ------------------------------(SEAL)

        --------------------                ------------------------------(SEAL)

Date:-----------------------

                                    LEASE

===========================================================================

                                                                   Landlord

                                      to

                                                                   Tenant

===========================================================================

Premises leased:

From:-----------------------------

To:-------------------------------

                   ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

         For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after -------------------- unto--------------------------- heirs, successors, and assigns, the demised premises to be used and occupied for ------------------------------------------------- and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

Witness:-------------------------   --------------------------------(SEAL)

       -------------------------    --------------------------------(SEAL)

Date:---------------------------

         In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and after ------------------------ to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:-------------------------   --------------------------------(SEAL)

       -------------------------    --------------------------------(SEAL)

Date:---------------------------


                            CONSENT TO ASSIGNMENT

         The undersigned Landlord hereby consents to the assignment of the within lease to ------------------------------------------ on the express conditions that the original Tenant -------------------------------------
-----------------------------------------------------------, the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                    --------------------------------------
                                                   Landlord

Date:---------------------------    By------------------------------------